Exhibit 99.1

ANNOUNCEMENT REGARDING ACCESS TO THE PLAN COMPANY’S EVIDENCE AHEAD OF THE SANCTION HEARING

Richardson, Texas – November 4, 2025 – Further to an announcement dated October 30, 2025 that Fossil (UK) Global Services Ltd (the “Plan Company”), a subsidiary of Fossil Group, Inc. (NASDAQ: FOSL) (the “Company”), pursuant to an order made by the High Court of Justice of England and Wales (the “Court”), dated October 15, 2025 (the “Convening Order”), in respect of the Company’s US $150,000,000 7.00% Senior Notes due November 30, 2026 (the “Notes”), would hold a single meeting (the “Plan Meeting”) of such persons who are or may be creditors of the Plan Company in respect of the Notes (the “Plan Creditors”) on Thursday, November 6, 2025, the Company wishes to provide Plan Creditors with an update on access to evidence filed by the Plan Company ahead of the Sanction Hearing (as defined below).

A capitalised term used in this press release which is not otherwise defined herein shall have the meaning given to it in the Explanatory Statement. Plan Creditors may access the Explanatory Statement for free by visiting EDGAR on the U.S. Securities and Exchange Commission (“SEC”) website (www.sec.gov).

At the Plan Meeting, Plan Creditors will consider and, if thought fit, approve (with or without modification, addition or condition approved or imposed by the Court) the restructuring plan proposed pursuant to Part 26A of the Companies Act 2006 (as amended) (the “Restructuring Plan”). If the Restructuring Plan is approved, a hearing before the Court will be held in order to sanction the Restructuring Plan (the “Sanction Hearing”). The Sanction Hearing is expected to be held at the Royal Courts of Justice, Rolls Building, Fetter Lane, London EC4A 1NL, United Kingdom on November 10, 2025. The exact time and location will be confirmed and published by the Court by 4:30 p.m. (London time) / 11:30 a.m. (New York City time) on November 7, 2025 on the Insolvency & Companies Court Cause List, which can be accessed via the following link: https://www.gov.uk/government/publications/business-and-property-courts-rolls-building-cause-list/business-and-property-courts-of-england-and-
wales-cause-list#insolvency—companies-court-list-chancery-division.

Any Plan Creditor is entitled to attend the Sanction Hearing to make representations to the Court, or to instruct counsel to attend the Sanction Hearing and to make representations to the Court on their behalf. The Plan Company’s evidence will be filed with Court on Friday, November 7, 2025. Any Plan Creditor is entitled to request evidence filed with the Court in relation to the Restructuring Plan by contacting Epiq Corporate Restructuring, LLC (as the Plan Company’s information agent) by email (details below).

Plan Creditors who wish to attend the Sanction Hearing and make representations, or who wish to instruct counsel to attend the Sanction Hearing and to make representations to the Court on their behalf, should contact the Court or Epiq Corporate Restructuring, LLC (as the Plan Company’s information agent) by email (details below), in each case with copy to Weil, Gotshal & Manges LLP (as the Plan Company’s counsel) by email (details below), specifying their name and email address and, if applicable, the name and email address of their counsel.

Plan Website: https://dm.epiq11.com/fossil

Contact details:

Information Agent

Epiq Corporate Restructuring, LLC

registration@epiqglobal.com (referencing “Fossil” in the subject line)

Retail Advocate

Jon Yorke

jy@fgadvocate.com

Investor Relations

Christine Greany

The Blueshirt Group

christine@blueshirtgroup.com

Media Contact

Brunswick Group LLP

Fossilgroup@brunswickgroup.com

Where You Can Find Additional Information

This press release is for informational purposes only and is not an offer to buy or sell or the solicitation of an offer to buy or sell any security.

The Company has filed with the SEC a registration statement (including a prospectus) on Form S-3, as amended and supplemented (File No. 333-290139) (the “S-3 Registration Statement”) and a registration statement (including a prospectus) on Form S-4, as amended and supplemented (File No. 333-290141) (together with the S-3 Registration Statement, the “Registration Statements”) in connection with the Restructuring Plan. Before you invest, you should read the prospectus (the “Prospectus”) dated September 25, 2025 in the Registration Statements, as supplemented by a prospectus supplement dated October 16, 2025 and any further prospectus supplement thereto, and other documents the Company has filed with the SEC for more complete information about the Company and the offerings. You may get these documents for free by visiting EDGAR on the SEC website (www.sec.gov). Alternatively, Epiq Corporate Restructuring, LLC will arrange to send you the Prospectus if you request it by emailing registration@epiqglobal.com (with the subject line to include “Fossil”) or via phone at +1 (646) 362-6336.

About Fossil Group, Inc.

Fossil Group, Inc. is a global design, marketing and distribution company that specializes in consumer fashion accessories. Under a diverse portfolio of owned and licensed brands, our offerings include men’s and women’s fashion watches and jewelry, handbags, small leather goods, belts and sunglasses. The Company and its subsidiaries (the “Fossil Group”) are committed to delivering the best in design and innovation across our owned brands, Fossil, Michele, Relic, Skagen and Zodiac, and licensed brands. The Fossil Group brings each brand story to life through an extensive distribution network across numerous geographies, categories and channels. Certain press releases and SEC filing information concerning the Company are also available at www.fossilgroup.com.

Cautionary Note About Forward-Looking Statements

This press release contains statements that are not purely historical and may be forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “aim” “seek,” “believe,” “continue,” “will,” “may,” “would,” “could” or “should” or other words of similar meaning. There are several factors which could cause actual plans and results of the Company and the Plan Company (collectively, the “Companies”) to differ materially from those expressed or implied in forward-looking statements and these forward-looking statements are based on information available to the Companies as of the date hereof and represent management’s current views and assumptions. Such factors include, but are not limited to: risks related to the success of the Company’s restructuring and turnaround plans; risks related to strengthening the Company’s balance sheet and liquidity and improving working capital; risks related to the Company’s planned non-core asset sales; increased political uncertainty; the effect of worldwide economic conditions, including recessionary risks; the effect of pandemics; the impact of any activist shareholders; the failure to meet the continued listing requirements of NASDAQ; significant changes in consumer spending patterns or preferences and lower levels of consumer spending resulting from inflation, a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; interruptions or delays in the supply of key components or products; acts of war or acts of terrorism; loss of key facilities; a data security or privacy breach or information systems disruptions; changes in foreign currency valuations in relation to the U.S. dollar; the performance of the Company’s products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines; changes in the mix of product sales; the effects of vigorous competition in the markets in which the Company operates; compliance with debt covenants and other contractual provisions and the Company’s ability to meet its debt service obligations; risks related to the success of the Company’s business strategy; the termination or non-renewal of material licenses; risks related to foreign operations and manufacturing; changes in the costs of materials and labor; government regulation and tariffs; the Company’s ability to secure and protect trademarks and other intellectual property rights; levels of traffic to and management of the Company’s retail stores; if the transactions contemplated by the Registration Statements and the Restructuring Plan are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to the Companies on acceptable terms, or at all, which in turn may impact the Companies’ ability to continue as a going concern; the significant costs incurred by the Companies in connection with the transactions contemplated by the Registration Statements and the Restructuring Plan; our inability to comply with the restrictive debt covenants contained in the new notes to be issued in connection with the Registration Statements and the Restructuring Plan; and loss of key personnel or failure to attract and retain key employees and the outcome of current and possible future litigation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2025, the

Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2025, and August 14, 2025, and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. For the reasons described above, the Companies caution you against relying on any forward-looking statements. Any forward-looking statement made in this press release speaks only as of the date on which it was made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for to predict all of them. The Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Companies or its management as of any date subsequent to the date of this press release.